Money Market Funds	SAI Supplement

UBS Money Series
UBS Select Treasury Institutional Fund
UBS Select Treasury Preferred Fund
UBS Select Treasury Investor Fund
UBS Select Treasury Capital Fund
Supplement to the Statement of Additional Information dated August 28, 2013

October 11, 2013

Dear Investor:

The purpose of this supplement is to inform you that, in light of the current uncertainty related to the US federal budget and the approaching debt ceiling, and in response to requests from shareholders, each of the UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Select Treasury Investor Fund and UBS Select Treasury Capital Fund will provide certain portfolio holdings information as of October 11, 2013, on the UBS Web site (http://www.ubs.com/usmoneymarketfundsholdings).  This information is expected to be posted on that site and publicly available on Monday, October 14, 2013.  The information will be similar to the portfolio holdings information that is provided as of the end of each month, but updated to the date of this supplement.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS-644